Exhibit 99.1

Logiq Finalizes Agreement to Transfer AppLogiq Assets into Publicly Traded Subsidiary; Sets Record Date of December 30 for Shareholders of Logiq to Receive Shares in the Publicly Traded Subsidiary

New York, NY – December 16, 2021 – Logiq, Inc. (OTCQX: LGIQ, NEO: LGIQ), a global provider of award-winning consumer acquisition solutions, has finalized the terms of its agreement with Lovarra to transfer Logiq’s AppLogiq assets into Lovarra. The agreement follows Logiq’s recent acquisition of a control position in Lovarra, a fully reporting U.S. public company listed on the OTC Markets.

The agreement advances Logiq’s announced plans to separate its DataLogiq and AppLogiq businesses into two independent publicly traded companies. The next step will involve the transfer of AppLogiq assets into Lovarra before the end of the year.

Logiq is also applying to FINRA to change the name of Lovarra to GoLogiq™ and obtain a new trading symbol. Logiq anticipates the name and symbol change process with FINRA will take several weeks.

Logiq shareholders of record on December 30, 2021 will receive shares in Lovarra/GoLogiq on a proportionate basis when Logiq distributes 100% of its Lovarra/GoLogiq shares to these shareholders. This distribution is planned to occur on or about June 30, 2022.

The AppLogiq assets includes CreateApp™, the award-winning software-as-as-service (SaaS) platform that enables small and medium-sized businesses worldwide to easily create and deploy a native mobile app for their business. AppLogiq also includes platforms for mobile payments and food delivery, and the licenses of its technologies to third parties.

“We believe this separation will enable both of these business segments to better capitalize on their respective growth opportunities in the rapidly expanding e-commerce and fintech landscape,” stated Lovarra/GoLogiq CEO, Matthew Brent. “Our analysis of public market valuations and private equity funding for fintech companies operating in emerging markets indicates our standalone valuation at $100 million or more. This is before any potential M&As we expect to complete over the near term.”

Logiq also plans to transfer to Lovarra/GoLogiq its 31% beneficial stake in PT Weyland Indonesia Perkasa (WIP). WIP is the operator of the AtozGo™ food delivery service and AtozPay™ mobile e-wallet in Southeast Asia, which uses mobile transaction technology licensed from Logiq. The transfer of WIP is subject to the completion of related financial statements and customary conditions and approvals, which is expected to be completed by February 2022. Lovarra/GoLogiq plans to acquire the remaining 69% stake in WIP within the same timeframe.

The separation of DataLogiq and AppLogiq has attracted the attention of several potential strategic partners and customers. “We are now looking at several companies that could add complementary technology and strong revenue streams, and which could extend our presence across Southeast Asia,” added Brent.

Logiq recently reported a record revenue month in November, with this reflecting the company’s refocus on higher margin and more profitable revenue streams. The company’s gross margin percentage has improved every quarter of this year.

Further details of the agreement can be found in the company’s current report on Form 8-K filed with the Securities and Exchange Commission, which is available at sec.gov and in the investor section of the company’s website at ir.logiq.com.

About Logiq

Logiq Inc. is a U.S.-based leading global provider of e-commerce and fintech business enablement solutions. Its DataLogiq business provides a data-driven, end-to-end marketing and consumer acquisition solution. Its AI-powered LogiqX™ data engine delivers valuable consumer insights that enhance the ROI of online marketing spend and personalization. The company’s Fixel technology offers simplified online marketing with critical privacy features.

Its AppLogiq business, Logiq’s platform-as-a-service, branded as CreateApp™, enables small and medium-sized businesses worldwide to easily create and deploy a native mobile app for their business without technical knowledge or background. CreateApp™ empowers businesses to reach more customers, increase sales, manage logistics, and promote their products and services in an easy, affordable, and highly efficient way.

CreateApp™ is offered in 14 languages across 10 countries and three continents, including some of the fastest-growing emerging markets in Southeast Asia. The company’s PayLogiq, branded as AtozPay™ in Indonesia, offers mobile payments, and GoLogiq, branded as AtozGo™ in Indonesia, offers hyper-local food delivery services. Connect with Logiq: Website | LinkedIn | Twitter| Facebook.

Important Cautions Regarding Forward Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, the closing of the separation of Logiq’s AppLogiq and DataLogiq business into two public companies, the taxable nature of such transaction and the ability to obtain FINRA approval of such stock dividend, including, without limitation, our ability to successfully locate and consummate the contemplated strategic transactions, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading “Risk Factors” in the Company’s Canadian Prospectus.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact

Brent Suen, President
Logiq, Inc.
Email contact

Media & Investor Contact

Ronald Both or Justin Lumley
CMA Investor & Media Relations
Tel (949) 432-7566
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